UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		September 10, 2015
MEDIA ANALYTICS CORPORATION
(Exact name of registrant as specified in its charter)
Florida	000-54828	45-0966109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 W. El Camino Real, Suite 180, Mountain View CA		94040
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)           Previous independent registered public accounting firm

(i)            On September 10, 2015, our company formally informed ZBS Group LLP of their dismissal as our company’s independent registered public accounting firm.

(ii)           The reports of ZBS Group LLP on our company’s financial statements as of and for the fiscal years ended March 31, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about our company’s ability to continue as a going concern.

(iii)          Our company’s board of directors participated in and approved the decision to change independent registered public accounting firms.

(iv)          During the fiscal years ended March 31, 2014 and 2013, and through September 10, 2015, there have been no disagreements with ZBS Group LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction ZBS Group LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)           Our company has requested that ZBS Group LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by ZBS Group LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New independent registered public accounting firm

(1)           On September 10, 2015, our company engaged Heaton & Company, PLLC as our new independent registered public accounting firm.  During the two most recent fiscal years and through September 10 2015, our company had not consulted with Heaton & Company, PLLC regarding any of the following:

(i)            The application of accounting principles to a specific transaction, either completed or proposed;

(ii)           The type of audit opinion that might be rendered on our company’s financial statements, and none of the following was provided to our company:  (a) a written report, or (b) oral advice that Heaton & Company, PLLC concluded was an important factor considered by our company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)          Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
16.1	Letter from ZBS Group LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA ANALYTICS CORPORATION
/s/ Michael Johnson
Michael Johnson
President and Director

Date:	September 18, 2015